UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 8, 2025

FLUX POWER HOLDINGS, INC.

(Exact name of registrant as specified in charter)

Nevada	001-31543	92-3550089
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2685 S. Melrose Drive

Vista, CA 92081

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: 877-505-3589

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	FLUX	The Nasdaq Global Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On December 8, 2025, the United States District Court for the Southern District of California (the “Court”) issued an order (the “Preliminary Order”) providing for preliminary approval of the proposed settlement of the claims asserted derivatively on behalf of Flux Power Holdings, Inc. (the “the Company”) against current and former officers and directors of the Company in the previously disclosed stockholder derivative action entitled Pearl v. Dutt, et al. (Case No. 3:25-cv-00373-JO-DDL) pending before the Court in accordance with the Stipulation and Agreement of Settlement, dated August 12, 2025 (the “Stipulation”). The Stipulation calls for the Company to implement and maintain certain corporate governance reforms and enhancements and for the payment of attorneys’ fees and reimbursement of expenses for plaintiff’s counsel and a service award for plaintiff, in the aggregate amount of $425,000. The Company expects the Company’s liability insurers to directly fund approximately $187,000 of the agreed upon attorney’s fees. The Preliminary Order set a final settlement approval hearing for April 2, 2026.

As required by the Preliminary Order, the Company is filing the Stipulation and the Notice of Pendency and Proposed Settlement of Derivative Action (the “Notice”) with this Current Report on Form 8-K, copies of which are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

On December 12, 2025, the Company also posted a copy of the Notice and the Stipulation to the Investor Relations section of the Company’s website, which can be found at https://ir.fluxpower.com/.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Stipulation and Agreement of Settlement, dated August 12, 2025
99.2	Notice of Pendency and Proposed Settlement of Derivative Action
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 12, 2025	Flux Power Holdings, Inc.

		By:	/s/ Kevin Royal
Kevin Royal
Chief Financial Officer